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                 [LEE KEELING AND ASSOCIATES, INC. LETTERHEAD]


                                                                    EXHIBIT 23.4




                  CONSENT OF LEE KEELING AND ASSOCIATES, INC.


    We hereby consent to the reference of our firm in the Registration Statement and related Prospectus of CMS Oil and Gas Company on Form S-1 filed with the Securities and Exchange Commission.



                                          LEE KEELING AND ASSOCIATES, INC.


                                          By: /s/ Kenneth Renberg
                                              ---------------------------------
                                              Kenneth Renberg Vice President



Tulsa, Oklahoma
November 17, 2000